UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 20, 2005

                           SOUTHWEST COMMUNITY BANCORP
             Incorporated Under the Laws of the State of California


         000-50545                             30-0136231
Commission File Number               I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02. Results of Operations and Financial Condition

         On July 20, 2005, Southwest Community Bancorp issued its earnings release as of the quarter ended June 30, 2005. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. Southwest Community Bancorp does not intend for this Item 2 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.


Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired
         Not Applicable.
(b)  Pro Forma Financial Information
         Not Applicable.
(c)  List of Exhibits

99.1 Press Release of Southwest Community Bancorp dated July 20, 2005, announcing results of operations and financial condition as of the quarter ended June 30, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
                                              SOUTHWEST COMMUNITY BANCORP

DATE: July 20, 2005                       By: /s/ Frank J. Mercardante
                                          ----------------------------
                                                 Frank J. Mercardante
                                                 Chief Executive Officer